UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 23, 2017 (February 21, 2017)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

FIRST INDUSTRIAL, L.P.

(Exact name of registrant as specified in its charter)

First Industrial Realty Trust, Inc.:

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Industrial, L.P.:

Delaware	333-21873	36-3924586
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 21, 2017, First Industrial Realty Trust, Inc. (the “Company”) and First Industrial, L.P. (the “Operating Partnership”) entered into a Note and Guaranty Agreement, dated as of February 21, 2017 (the “Note and Guaranty Agreement”) to sell $125.0 million of 4.30% Series A Guaranteed Senior Notes due April 20, 2027 (the “2027 Notes”) and $75.0 million of 4.40% Series B Guaranteed Senior Notes due April 20, 2029 (the “2029 Notes” and together with the 2027 Notes, the “Notes”) issued by the Operating Partnership in a private placement. The Company is the sole general partner of the Operating Partnership. The issuance and sale of the Notes is scheduled to occur on April 20, 2017.

The Notes require semi-annual interest payments with principal due on April 20, 2027, with respect to the 2027 Notes, and April 20, 2029, with respect to the 2029 Notes. The Notes are unsecured obligations of the Operating Partnership and will be fully and unconditionally guaranteed by the Company.

Subject to the terms of the Note and Guaranty Agreement and the Notes, upon certain events of default, including, but not limited to, (i) a default in the payment of any principal, Make-Whole Amount, as discussed below, or interest under the Notes and (ii) a default in the payment of certain other indebtedness of the Operating Partnership or of the Company or of their subsidiaries, the principal and accrued and unpaid interest and the Make-Whole Amount on the outstanding Notes will become due and payable at the option of the holders.

The Operating Partnership will be permitted to prepay at any time all, or from time to time any part of, the outstanding Notes, in the amount not less than 5% of the Notes then outstanding at (i) 100% of the principal amount so prepaid, together with accrued interest, and (ii) the “Make-Whole Amount” as defined in the Note and Guaranty Agreement. The Make-Whole Amount is equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the Notes being prepaid over the amount of such Notes.

The Note and Guaranty Agreement contains customary covenants that are substantially similar to the covenants in the Operating Partnership’s existing revolving credit facility and term loans. These covenants and restrictions require the Operating Partnership and the Company to comply with certain indebtedness and cash flow covenants and also limit the ability of the Operating Partnership and the Company to incur additional indebtedness, merge, consolidate or sell all or substantially all of its assets and enter into transactions with related parties. These covenants, which are described more fully in the Note and Guaranty Agreement, to which reference is made for a complete statement of the covenants, are subject to certain exceptions.

The foregoing description of the Notes and Note and Guaranty Agreement does not purport to be complete and is qualified in its entirety by reference to the Note and Guaranty Agreement, a copy of each of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On February 22, 2017, the Company issued a press release announcing its financial results for the fiscal quarter ended December 31, 2016 and certain other information.

Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company’s press release dated February 22, 2017, announcing its financial results for the fiscal quarter ended December 31, 2016 and certain other information.

On February 23, 2017, the Company will hold an investor conference and webcast at 12:00 p.m. eastern time to disclose and discuss the financial results for the fiscal quarter ended December 31, 2016 and certain other information.

The information furnished in this report under this Item 2.02, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 21, 2017, the Company entered into the Note and Guaranty Agreement, the terms and conditions of which are described in Item 1.01 of this Form 8-K, which by this reference is incorporated herein.

Item 8.01	Other Events.

On January 26, 2017, the Company and the Operating Partnership entered into certain amendments to its existing revolving credit facility and term loans (the “Credit Agreement Amendments”). The Credit Agreement Amendments made conforming changes to those credit facilities in advance of the execution of the Note and Guaranty Agreement described in Item 1.01 of this Form 8-K.

The foregoing description of the Credit Agreement Amendments does not purport to be complete and is qualified in its entirety by reference to each of the Credit Agreement Amendments, a copy of each of which is filed as Exhibits 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Note and Guaranty Agreement, dated as of February 21, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc. and the purchasers of the notes party thereto (including the forms of each of the 4.30% Series A Guaranteed Senior Notes due April 20, 2027 and 4.40% Series B Guaranteed Senior Notes due April 20, 2029)

10.2	Second Amendment to Second Amended and Restated Unsecured Revolving Credit Agreement, dated January 26, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc., certain lenders signatory thereto and Wells Fargo Bank, National Association, as Administrative Agent

10.3	Second Amendment to Unsecured Term Loan Agreement, dated January 26, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc., certain lenders signatory thereto and Wells Fargo Bank, National Association, as Administrative Agent

10.4	First Amendment to Unsecured Term Loan Agreement, dated January 26, 2017, by and among First Industrial, L.P., First Industrial Realty Trust, Inc., certain lenders signatory thereto and Wells Fargo Bank, National Association, as Administrative Agent

99.1	First Industrial Realty Trust, Inc. Press Release dated February 22, 2017 (furnished pursuant to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer General Counsel

FIRST INDUSTRIAL, L.P.

By:	First Industrial Realty Trust, Inc., its general partner

By:	/s/ Daniel J. Hemmer
Daniel J. Hemmer General Counsel

Date: February 23, 2017